SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	December 16, 2005

IMMUCOR, INC.

(Exact name of registrant as specified in its charter)

Georgia	0-14820	22-2408354
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

3130 Gateway Drive P.O. Box 5625 Norcross, Georgia	30091-5625
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code, is (770) 441-2051

Not applicable

(Former name or former address,

if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On December 16, 2005, Patrick D. Waddy was appointed as Chief Financial Officer of Immucor, Inc. (the “Company”).  Mr. Waddy has served as the Company’s Interim Chief Financial Officer since August 24, 2005 and also serves as the President of Dominion Biologicals Ltd (“Dominion”), a position he held at the time of the Company’s acquisition of Dominion in 1996. From July 2004 until his appointment as Interim Chief Financial Officer, Mr. Waddy served as the Company’s Vice President of Finance.  Mr. Waddy is a Chartered Accountant and has an M.B.A in Finance.  There are no family relationships between Mr. Waddy and any of the Company’s directors or executive officers.

The Company and Mr. Waddy are parties to an employment agreement dated October 13, 1998.  This agreement, which continues to remain in place, is for a 12-month term and automatically renews for successive 12-month terms, unless sooner terminated.  Mr. Waddy’s current annual base salary is approximately $260,000.  If the Company terminates his employment without cause, then Mr. Waddy would continue to be compensated at a rate equal to his average annual compensation, including bonus payments, for the remaining term of the agreement.  “Cause” is defined generally to include dishonesty, an act of defalcation, continuing inability or refusal to perform reasonable duties assigned to him, and moral turpitude.

If Mr. Waddy terminates his own employment within 60 days after a change of control, or if the Company terminates his employment after a change of control, the Company must pay Mr. Waddy a lump sum equal to two times his average annual compensation, and he may also be entitled to outplacement assistance. If there is a change of control (whether or not Mr. Waddy’s employment terminates), all of his stock options will immediately vest and become exercisable in full for the remainder of the terms of those options.  The agreements also contains covenants prohibiting Mr. Waddy from disclosing confidential information and from competing with the Company, both during and for specified periods after the termination of employment.

Item 9.01               Financial Statements and Exhibits.

(d)  Exhibits

EXHIBIT NUMBER	DESCRIPTION

10.1

Employment Agreement dated October 13, 1998, between the Company and Patrick D. Waddy (incorporated by reference to Exhibit 10.12 to Immucor, Inc.’s Annual Report on Form 10-K for the fiscal year ended May 31, 2005).

99.1	Press Release dated December 19, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

IMMUCOR, INC.

Date:	December 21, 2005	By:	/s/ Edward. L Gallup
Edward L. Gallup
Chief Executive Officer and Chairman

EXHIBIT LIST

EXHIBIT NUMBER	DESCRIPTION

10.1

Employment Agreement dated October 13, 1998, between the Company and Patrick D. Waddy (incorporated by reference to Exhibit 10.12 to Immucor, Inc.’s Annual Report on Form 10-K for the fiscal year ended May 31, 2005).

99.1	Press Release dated December 19, 2005.